Deal Summary Report								CSFB05-9G5BBG
			Assumptions								Collateral
Settlement	30-Sep-05	Prepay		100 PPC					Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Oct-05	Default		0 CDR				$261,741,994.05		6.26	356	4	3.68	3.05
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
5N1	24,603,847.00	5.5	10/10 - 05/35	9.95		0	0	Interp			109.01	0	1-Sep-05	FIX
5S1	56,944,449.00	5.5	10/05 - 06/12	2.4		0	0	Interp			252.3	0	1-Sep-05	FIX
5A9	38,211,382.00	5.5	10/05 - 10/11	3.93		0	0	Interp			169.3	0	1-Sep-05	FIX
5A7	114,634,147.00	5.5	10/05 - 10/09	1.73		0	0	Interp			507.89	0	1-Sep-05	FIX
5L1	11,643,649.00	5.5	10/11 - 05/14	7.03		0	0	Interp			51.59	0	1-Sep-05	FIX
5B1	15,704,520.05	5.5	10/05 - 05/35	9.64	7.1	5.479	132	Interp	100-07.50	11230.5	69.58	15.811	1-Sep-05	FIX

Treasury							Swaps
Mat	6MO	2YR	3YR	5YR	10YR	30YR	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.735	3.912	3.924	3.978	4.174	4.447	3.990	4.287	4.313	4.408	4.601	4.877

CSFB05-9G5BBG - Dec - S1

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	99	87	74	61	49
25-Sep-07	98	73	50	31	14
25-Sep-08	97	61	33	12	0
25-Sep-09	96	50	19	0	0
25-Sep-10	95	41	9	0	0
25-Sep-11	94	34	3	0	0
25-Sep-12	93	28	0	0	0
25-Sep-13	92	23	0	0	0
25-Sep-14	90	19	0	0	0
25-Sep-15	89	16	0	0	0
25-Sep-16	86	13	0	0	0
25-Sep-17	84	11	0	0	0
25-Sep-18	81	9	0	0	0
25-Sep-19	78	7	0	0	0
25-Sep-20	75	5	0	0	0
25-Sep-21	71	4	0	0	0
25-Sep-22	68	3	0	0	0
25-Sep-23	64	2	0	0	0
25-Sep-24	60	1	0	0	0
25-Sep-25	56	*	0	0	0
25-Sep-26	51	0	0	0	0
25-Sep-27	46	0	0	0	0
25-Sep-28	41	0	0	0	0
25-Sep-29	36	0	0	0	0
25-Sep-30	30	0	0	0	0
25-Sep-31	23	0	0	0	0
25-Sep-32	17	0	0	0	0
25-Sep-33	10	0	0	0	0
25-Sep-34	2	0	0	0	0
25-Sep-35	0	0	0	0	0

WAL	19.75	5.38	2.4	1.55	1.13
Principal Window	Oct05-Jan35	Oct05-Dec25	Oct05-Jun12	Oct05-Sep09	Oct05-Jul08

LIBOR_1MO	3.64	3.64	3.64	3.64	3.64
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G5BBG - Dec - 5A9

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	97	92	92	92	92
25-Sep-07	93	83	83	83	48
25-Sep-08	89	75	75	36	0
25-Sep-09	85	66	66	0	0
25-Sep-10	80	58	26	0	0
25-Sep-11	76	49	1	0	0
25-Sep-12	71	41	0	0	0
25-Sep-13	66	33	0	0	0
25-Sep-14	61	24	0	0	0
25-Sep-15	54	16	0	0	0
25-Sep-16	46	7	0	0	0
25-Sep-17	37	0	0	0	0
25-Sep-18	29	0	0	0	0
25-Sep-19	21	0	0	0	0
25-Sep-20	12	0	0	0	0
25-Sep-21	4	0	0	0	0
25-Sep-22	0	0	0	0	0

WAL	9.72	5.96	3.93	2.64	1.93
Principal Window	Oct05-Mar22	Oct05-Aug17	Oct05-Oct11	Oct05-Jun09	Oct05-Apr08

LIBOR_1MO	3.64	3.64	3.64	3.64	3.64
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G5BBG - Dec - 5A7

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	100	84	67	50	32
25-Sep-07	100	68	38	11	0
25-Sep-08	100	55	16	0	0
25-Sep-09	100	43	*	0	0
25-Sep-10	100	33	0	0	0
25-Sep-11	100	26	0	0	0
25-Sep-12	100	20	0	0	0
25-Sep-13	100	17	0	0	0
25-Sep-14	100	14	0	0	0
25-Sep-15	100	13	0	0	0
25-Sep-16	99	12	0	0	0
25-Sep-17	99	11	0	0	0
25-Sep-18	97	8	0	0	0
25-Sep-19	96	6	0	0	0
25-Sep-20	95	3	0	0	0
25-Sep-21	93	1	0	0	0
25-Sep-22	89	0	0	0	0
25-Sep-23	84	0	0	0	0
25-Sep-24	78	0	0	0	0
25-Sep-25	73	0	0	0	0
25-Sep-26	66	0	0	0	0
25-Sep-27	60	0	0	0	0
25-Sep-28	52	0	0	0	0
25-Sep-29	45	0	0	0	0
25-Sep-30	37	0	0	0	0
25-Sep-31	28	0	0	0	0
25-Sep-32	19	0	0	0	0
25-Sep-33	9	0	0	0	0
25-Sep-34	0	0	0	0	0

WAL	22.72	4.67	1.73	1.1	0.8
Principal Window	Oct05-Aug34	Oct05-Aug22	Oct05-Oct09	Oct05-Feb08	Oct05-May07

LIBOR_1MO	3.64	3.64	3.64	3.64	3.64
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G5BBG - Dec - 5L

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	100	100	100	100	100
25-Sep-07	100	100	100	100	100
25-Sep-08	100	100	100	100	3
25-Sep-09	100	100	100	51	0
25-Sep-10	100	100	100	0	0
25-Sep-11	100	100	100	0	0
25-Sep-12	100	100	44	0	0
25-Sep-13	100	100	8	0	0
25-Sep-14	100	100	0	0	0
25-Sep-15	100	100	0	0	0
25-Sep-16	100	100	0	0	0
25-Sep-17	100	100	0	0	0
25-Sep-18	100	100	0	0	0
25-Sep-19	100	100	0	0	0
25-Sep-20	100	100	0	0	0
25-Sep-21	100	100	0	0	0
25-Sep-22	100	99	0	0	0
25-Sep-23	100	85	0	0	0
25-Sep-24	100	73	0	0	0
25-Sep-25	100	63	0	0	0
25-Sep-26	100	51	0	0	0
25-Sep-27	100	41	0	0	0
25-Sep-28	100	32	0	0	0
25-Sep-29	100	25	0	0	0
25-Sep-30	100	19	0	0	0
25-Sep-31	100	13	0	0	0
25-Sep-32	100	9	0	0	0
25-Sep-33	100	5	0	0	0
25-Sep-34	88	2	0	0	0
25-Sep-35	0	0	0	0	0

WAL	29.34	21.69	7.03	4.03	2.83
Principal Window	Aug34-May35	Aug22-May35	Oct11-May14	Jun09-Jan10	Apr08-Oct08

LIBOR_1MO	3.64	3.64	3.64	3.64	3.64
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G5BBG - Dec - 5N1

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	100	100	100	100	100
25-Sep-07	100	100	100	100	100
25-Sep-08	100	100	100	100	100
25-Sep-09	100	100	100	100	23
25-Sep-10	100	100	100	57	0
25-Sep-11	100	96	92	22	0
25-Sep-12	99	91	82	3	0
25-Sep-13	99	83	69	0	0
25-Sep-14	97	75	53	0	0
25-Sep-15	96	64	40	0	0
25-Sep-16	93	55	29	0	0
25-Sep-17	90	47	22	0	0
25-Sep-18	88	40	16	0	0
25-Sep-19	85	34	12	0	0
25-Sep-20	81	29	9	0	0
25-Sep-21	78	24	6	0	0
25-Sep-22	74	20	4	0	0
25-Sep-23	70	17	3	0	0
25-Sep-24	66	14	2	0	0
25-Sep-25	61	12	2	0	0
25-Sep-26	57	9	1	0	0
25-Sep-27	52	7	1	0	0
25-Sep-28	46	6	1	0	0
25-Sep-29	40	5	*	0	0
25-Sep-30	34	3	*	0	0
25-Sep-31	28	2	*	0	0
25-Sep-32	21	2	*	0	0
25-Sep-33	13	1	*	0	0
25-Sep-34	6	*	*	0	0
25-Sep-35	0	0	0	0	0

WAL	21.26	12.9	9.95	5.37	3.66
Principal Window	Oct10-May35	Oct10-May35	Oct10-May35	Jan10-Feb13	Oct08-Mar10

LIBOR_1MO	3.64	3.64	3.64	3.64	3.64
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G5BBG - Dec - 5B1

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	99	99	99	99	99
25-Sep-07	98	98	98	98	98
25-Sep-08	98	98	98	98	98
25-Sep-09	97	97	97	97	97
25-Sep-10	96	96	96	96	68
25-Sep-11	95	91	87	83	35
25-Sep-12	94	86	77	69	18
25-Sep-13	93	78	65	47	9
25-Sep-14	91	70	52	30	5
25-Sep-15	90	60	38	19	2
25-Sep-16	87	52	28	12	1
25-Sep-17	85	44	21	7	1
25-Sep-18	82	38	15	4	*
25-Sep-19	79	32	11	3	*
25-Sep-20	76	27	8	2	*
25-Sep-21	73	23	6	1	*
25-Sep-22	69	19	4	1	*
25-Sep-23	66	16	3	*	*
25-Sep-24	62	13	2	*	*
25-Sep-25	58	11	2	*	*
25-Sep-26	53	9	1	*	*
25-Sep-27	48	7	1	*	*
25-Sep-28	43	6	1	*	*
25-Sep-29	38	4	*	*	*
25-Sep-30	32	3	*	*	*
25-Sep-31	26	2	*	*	*
25-Sep-32	19	1	*	*	*
25-Sep-33	13	1	*	*	*
25-Sep-34	5	*	*	*	*
25-Sep-35	0	0	0	0	0

WAL	20.18	12.34	9.64	8.16	5.88
Principal Window	Oct05-May35	Oct05-May35	Oct05-May35	Oct05-May35	Oct05-May35

LIBOR_1MO	3.64	3.64	3.64	3.64	3.64
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G5BBG - Dec - COLLAT

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	99	89	79	68	58
25-Sep-07	98	78	59	43	30
25-Sep-08	98	68	45	28	15
25-Sep-09	97	59	34	17	8
25-Sep-10	96	52	25	11	4
25-Sep-11	95	45	19	7	2
25-Sep-12	94	39	14	4	1
25-Sep-13	93	34	11	3	1
25-Sep-14	91	29	8	2	*
25-Sep-15	90	25	6	1	*
25-Sep-16	87	22	4	1	*
25-Sep-17	85	19	3	*	*
25-Sep-18	82	16	2	*	*
25-Sep-19	79	13	2	*	*
25-Sep-20	76	11	1	*	*
25-Sep-21	73	10	1	*	*
25-Sep-22	69	8	1	*	*
25-Sep-23	66	7	*	*	*
25-Sep-24	62	6	*	*	*
25-Sep-25	58	5	*	*	*
25-Sep-26	53	4	*	*	*
25-Sep-27	48	3	*	*	*
25-Sep-28	43	2	*	*	*
25-Sep-29	38	2	*	*	*
25-Sep-30	32	1	*	*	*
25-Sep-31	26	1	*	*	*
25-Sep-32	19	1	*	*	*
25-Sep-33	13	*	*	*	*
25-Sep-34	5	*	*	*	*
25-Sep-35	0	0	0	0	0

WAL	20.18	7	3.68	2.38	1.7
Principal Window	Oct05-May35	Oct05-May35	Oct05-May35	Oct05-May35	Oct05-May35

LIBOR_1MO	3.64	3.64	3.64	3.64	3.64
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.